UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 28, 2005
                                                          --------------


                            Cord Blood America, Inc.
                            ------------------------
               (Exact name of registrant as specified in charter)


         Florida                      000-50746                   65-1078768
         -------                      ---------                   ----------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

          9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA 90069
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (310) 432-4090
                                 --------------
              (Registrant's Telephone Number, including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On March 22, 2005, Cord Blood America, Inc. entered into a Standby Equity Distribution Agreement with an unaffiliated party, Cornell Capital Partners, LP.

          The agreement states that Cord Blood America, Inc. (the "Company") shall issue and sell to Cornell Capital Partners, LP (the "Investor) from time to time as provided herein, and the Investor shall purchase from the Company up to Five Million U.S. Dollars ($5,000,000) of the Company's common stock, par value $0.0001 per share. Such investments will be made in reliance upon the provisions of Regulation D of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

          The Company may request, by written notice to the Investor, an advance in the amount requested by the Company, not to exceed $250,000 per advance. The request by the Company to the Investor shall also contain a requested advance date. The number of shares of Common Stock the Investor shall receive for each advance will be determined by dividing the amount of the advance by 98% of the lowest volume weighted average price of the Company's stock as quoted by Bloomberg, LP during the period, 5 consecutive trading days after the date the Company delivers notice to the Investor to advance the funds to the company.

          The total aggregate amount of all advances shall not exceed Five Million U.S. Dollars ($5,000,000). The length of the agreement shall not exceed twenty-four (24) months after the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a) of Exhibit 10.17.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On March 28, 2005, Cord Blood America, Inc. issued a press release announcing its revenue results for the twelve months ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.4 and the information therein is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

10.17 Standby Equity Distribution Agreement dated March 22, 2004 between Cornell Capital Partners, LP and Cord Blood America, Inc.

10.18 Placement Agent Agreement dated March 22, 2005 between Newbridge Securities Corporation, Cornell Capital Partners, LP and Cord Blood America, Inc.

10.19 Registration Rights Agreement dated March 22, 2004 between Cornell Capital Partners, LP and Cord Blood America, Inc.

10.20 Escrow Agreement dated March 22, 2004 between Cord Blood America, Inc., Cornell Capital Partners, LP and David Gonzalez, Esq.

99.4      Press Release dated March 28, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CORD BLOOD AMERICA, INC.


Date:  March 28, 2005                             By:  /s/  Sandra D. Smith
                                                       --------------------
                                                       Sandra D. Smith,
                                                       Chief Financial Officer

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
                                  EXHIBIT INDEX

EXHIBIT
NUMBER                      EXHIBIT
-------                     -------

10.17 Standby Equity Distribution Agreement dated March 22, 2004 between Cornell Capital Partners, LP and Cord Blood America, Inc.

10.18 Placement Agent Agreement dated March 22, 2005 between Newbridge Securities Corporation, Cornell Capital Partners, LP and Cord Blood America Inc.

10.19 Registration Rights Agreement dated March 22, 2005 between Cornell Capital Partners, LP and Cord Blood America, Inc.

10.20 Escrow Agreement dated March 22, 2005 between Cord Blood America, Inc., Cornell Capital Partners, LP and David Gonzalez Esq.

99.4      Press Release dated March 28, 2005